UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 24, 2008

Hecla Mining Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8491	77-0664171
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 24, 2008, the Board of Directors (the “Board”) of Hecla Mining Company (the “Company”) appointed Mr. James A. Sabala, age 53, as Senior Vice President of the Company, effective March 26, 2008. Mr. Sabala was appointed because of his 27 years of experience in the mining industry. Prior to his appointment, Mr. Sabala was the former Executive Vice President and Chief Financial Officer of Coeur d’Alene Mines Corporation from 2003 to 2008. Prior to that, Mr. Sabala was Vice President and Chief Financial Officer of Stillwater Mining Company from 1998 to 2003.

The Board approved a Change-in-Control Agreement (“Employment Agreement”) and Indemnification Agreement with Mr. Sabala, each of which is effective March 26, 2008. Mr. Sabala’s Employment Agreement and Indemnification Agreement are substantially identical to prior employment agreements and indemnification agreements entered into with other executive officers of the Company. As part of Mr. Sabala’s employment, he will receive a base salary of $280,000 and is eligible for an annual bonus with a target for his position of 50% of base salary, with the opportunity to receive an additional bonus amount depending on the Company’s performance. Mr. Sabala will also be eligible to participate in the Company’s Long-Term Incentive Plan, on terms approved by the Board, and the Company’s other employee benefits.

The material terms of the Employment Agreement are set forth in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) for the period ended June 30, 2007, which is incorporated herein by reference as Exhibit 10.1 hereto. The material terms of the Indemnification Agreement are set forth in Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC for the period ended September 30, 2006, which is incorporated herein by reference as Exhibit 10.2 hereto.

In connection with his appointment, Mr. Sabala will receive 8,818 shares of restricted stock units under the terms of the Company’s Key Employee Deferred Compensation Plan. The restrictions on these units will lapse on May 15, 2009. Mr. Sabala will also receive nonqualified stock options to purchase up to 33,000 shares of the Company’s common stock at an exercise price of $11.34, which was determined by taking the mean between the highest and lowest reported sales prices of the Company’s common stock on the New York Stock Exchange on March 26, 2008. 16,500 nonqualified stock options will vest on September 26, 2008, and the other 16,500 nonqualified stock options will vest on March 26, 2009.

A copy of the Company’s press release dated March 27, 2008, announcing the appointment of Mr. Sabala is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1

Employment Agreement dated March 26, 2008, between Hecla Mining Company and James A. Sabala, incorporated by reference herein to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007. (1)

10.2

Indemnification Agreement dated March 26, 2008, between Hecla Mining Company and James A. Sabala incorporated by reference herein to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006. (1)

99.1	News Release announcing appointment of Senior Vice President.

______________________

(1) Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY
By:	/s/ Philip C. Wolf
Philip C. Wolf Senior Vice President and General Counsel

Dated: March 27, 2008